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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 5, 2003


                                  CWABS, INC.
         ----------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                Delaware                   333-101101             95-4596514
         ----------------------------      ----------       -------------------
          (State or Other Jurisdiction     (Commission      (I.R.S. Employer
              of Incorporation)            File Number)     Identification No.)


              4500 Park Granada
            Calabasas, California                                 91302
            ---------------------                               ----------
            (Address of Principal                               (Zip Code)
             Executive Offices)

       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------


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Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

         In connection with the issuance by CWABS, Inc. Asset-Backed Certificates,Series 2003-S1 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as
Exhibit 8.1

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                    8.1   Opinion of Sidley Austin Brown & Wood LLP re:
                          Tax Matters.



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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 29, 2003 and prospectus supplement dated May 5, 2003, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-S1.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWABS, INC.



                                                  By: /s/ Celia Coulter
                                                      -----------------
                                                          Celia Coulter
                                                          Vice President



         Dated:  May 9, 2003

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 Exhibit Index

 Exhibit                                                                 Page
 -------                                                                 ----

 8.1       Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters       5